1 July 2026 2Q26 Update (Nasdaq: BHRB)

2 Cautionary Statement Regarding Forward-Looking Information Cautionary Note regarding Forward Looking Statements This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including with respect to (or based on) the beliefs, goals, intentions, and expectations of Burke & Herbert regarding our: merger with LINKBANCORP, Inc. (“LNKB”) effective as of May 1, 2026 (the “merger”) and the expected cost savings, synergies, returns, and other anticipated benefits from the integration of LNKB; revenues, earnings, earnings per share, loan production, asset quality, and capital levels, among other matters; estimates of the future costs and benefits of the actions we may take; assessments of expected losses on loans; assessments of interest rate and other market risks; ability to achieve financial and other strategic goals; and other statements that are not historical facts. Forward–looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “will,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. Additionally, forward–looking statements speak only as of the date they are made; Burke & Herbert does not assume any duty, and does not undertake, to update such forward– looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Furthermore, because forward–looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in or implied by such forward-looking statements as a result of a variety of factors, many of which are beyond the control of Burke & Herbert. Such statements are based upon the current beliefs and expectations of the management of Burke & Herbert and are subject to significant risks and uncertainties outside of its control. Caution should be exercised against placing undue reliance on forward-looking statements. The factors that could cause actual results to differ materially include the following: the possibility that the anticipated benefits of the merger will not be realized when expected or at all, including as a result of the impact of, or problems arising from (if any), the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Burke & Herbert and LNKB do business; costs or difficulties associated with newly developed or acquired operations; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate LNKB’s operations and those of Burke & Herbert;

3 Cautionary Statement Regarding Forward-Looking Information that the integration of LNKB may be more difficult, time-consuming or costly than expected; revenues following the merger may be lower than expected; Burke & Herbert’s success in executing its business plans and strategies and managing the risks involved in the foregoing; and risks related to the potential impact of global macroeconomic conditions and changes in general economic, political and market factors on the merger or our operations generally (either nationally or locally in the areas in which we conduct, or will conduct, business), including inflation, changes in interest rates, market volatility and monetary fluctuations, and changes in federal government policies and practices, including the impact with respect to spending on industries concentrated in our market area, as well as the impact from tariffs on the markets we serve; increased competition; changes in consumer confidence and demand for financial services, including changes in consumer borrowing, repayment, investment, and deposit practices; changes in asset quality and credit risk; our ability to control costs and expenses; adverse developments in borrower industries or declines in real estate values; changes in and compliance with federal and state laws and regulations that pertain to our business and capital levels; our ability to raise capital as needed; the impact, extent and timing of technological changes; emerging external focus among regulators and other officials related to risks in connection with the development and use of artificial intelligence; the effects of any cybersecurity breaches or events; the potential adverse effects of unusual and infrequently occurring events, such as weather-related disasters, terrorist acts, geopolitical conflicts and tensions, or public health events (such as pandemics), and of governmental and societal responses thereto; and the other factors discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Burke & Herbert’s Annual Report on Form 10-K for the year ended December 31, 2025, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, and other reports Burke & Herbert files with the SEC. Non-GAAP Financial Measures This presentation contains certain financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Such non-GAAP financial measures may include the following: fully tax-equivalent net interest margin, core operating earnings, core net income, tangible book value per common share, total risk-based capital ratio, tier one leverage ratio, tier one capital ratio, and the tangible common equity to tangible assets ratio . Management uses these non- GAAP financial measures to assess the performance of the Company’s core business and the strength of its capital position. Management believes that these non-GAAP financial measures provide meaningful additional information about the Company to assist investors in evaluating operating results, financial strength, and capitalization. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant charges for credit costs and other factors. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this presentation are referenced in a footnote or in the appendix to this presentation.

4 Introduction • Thank you for your interest in Burke & Herbert Financial Services Corp., and its wholly owned subsidiary Burke & Herbert Bank & Trust Company. As a community banking institution, we are headquartered in Old Town Alexandria, Virginia, and have served the banking, borrowing, and investing needs of businesses, organizations, families, and individuals since 1852. • As a true community bank, we are deeply tied to the people, neighborhoods, and institutions where we live and work. Our employees form a diverse, dedicated, close-knit team that upholds a culture of customer service and forges strong and lasting relationships with our customers and shared communities. We are selective in our hiring, proud of the caliber of our people, and encourage a collegial environment in which each individual feels valued. • We strive to be your quintessential community bank that delivers extraordinary experiences and top-quartile results, while staying true to our values and remaining focused on what we can control. • On May 1, 2026, we merged with LINKBANCORP, Inc. (LNKB), creating an institution with approximately $11 billion in assets and more than 100 branches across Delaware, Kentucky, Maryland, Pennsylvania, Virginia and West Virginia and over 1,100 employees serving our communities.

5 Overview Headquarters: Alexandria, VA 174 Years Providing Service Beyond Expectations More than 100 locations across 6 states Total Assets $11.0 Billion Total Gross Loans $8.0 Billion Total Deposits $9.0 Billion Return on Assets / Adjusted1 0.37% / 1.50% Return on Common Equity / Adjusted1 3.53% / 14.27% Financial results as of or for the quarter ended Jun. 30, 2026; returns are annualized. (1) Non-GAAP financial measures (see Appendix)

6 Core Values Driven by our values, we endeavor to be your quintessential community bank — delivering service beyond expectations Serve & Lead We are dedicated to serving our customers and our teams, leading with quiet confidence and integrity to inspire the trust of all those we serve. Deliver More We're driven to go above and beyond, continually innovating and improving on how we deliver the best possible experiences and outcomes for all those we serve. Elevate Everyone We embrace our differences and respect everyone's unique contributions. We seek to empower individuals through our actions and words because we believe that when one succeeds, we all succeed. Always Invested We take ownership and responsibility for our work and are invested in the long-term success of our customers, colleagues, and communities.

7 Investment Strategy Unmatched Legacy & Reputation Strong & Consistent Financial Performance Market Leadership in a High-Growth Region Community Banking with a Competitive Edge • Oldest continuously operated bank in Virginia with 170+ years of trust • Multi-generational customer relationships, deeply imbedded in the community • Publicly traded, yet maintains a family-owned culture with a long-term view • Well-capitalized and resilient with low earnings volatility across economic cycles • Desired moderate risk profile with a fortress balance sheet • Stable deposit base with loyal customer retention • Our goal is to consistently deliver top quartile returns relative to our peers • Headquartered in historic Alexandria, VA, a prime location in the D.C. metro area • Strong presence in Northern VA’s affluent, high-income markets • Significant M&A and organic opportunities for deeper market penetration • Relationship-driven banking model vs. larger impersonal regional and super- regional banks • Faster, local decision-making for businesses and individuals • Longstanding trust gives us a competitive edge in our markets • A seasoned management team with large bank experience Future Growth and Innovation – Three Pillars of our Strategic Plan Continue to Maintain & Expand Our Trusted Advisor Relationship Model Expand Existing Markets & Pursue New Market Opportunities Deliver our Full Suite of Market Expected Products & Services

8 2Q26 At a Glance Highlights Built for the Long-Term $9.3 million Net Income to Common $0.50 Diluted Earnings per Share 4.15% Net Interest Margin1 1.18% Allowance Coverage Ratio 14.48% Total Risk-Based Capital Ratio2 (1) Non-GAAP financial measures (see Appendix) (2) Estimated • Our objective is to build and maintain a fortress balance sheet - Maintain credit discipline through the cycle - Ensure proper allowances for credit losses - Stay liquid and have multiple sources of liquidity - Manage capital for the long term - Stress test the balance sheet for severe shocks - Maintain relatively neutral interest rate position - Continually improve risk, governance, and controls - Operate an effective risk-adjusted return culture Loan to Deposit Ratio 89.2% Uninsured Deposit % 35.2% Efficiency Ratio 87.5% Book Value $59.16 per common share Tangible Book Value1 $49.29 per common share Financial results as of or for the quarter ended Jun. 30, 2026 $37.5 million Adjusted Net Income1 to Common $2.03 Adjusted Diluted Earnings per Share1

Announcement Estimates vs. Updated Estimates

(*in millions*) unless otherwise noted	Forecasted at Announcement[1]	June 30, 2026
Accretable loan rate mark	$35.7	$55.4
Core deposit intangible	45.1	48.2
Time deposit mark	0.2	0.2
Subordinated-debt mark	(3.5)	0.5
Annualized cost savings goal (pre-tax)[3]	31.0	31.0
Total merger costs (pre-tax)[3]	52.3	52.3
Preliminary goodwill creation[3]	105.6	82.1
Tangible book value per common share[2]	$47.85	$49.29
Tangible book value per common share dilution	10.2%	7.5%
Tangible common equity / tangible assets[2]	8.6%	9.2%
Leverage ratio[3]	9.7%	11.1%
Common equity tier 1 ratio[3]	11.4%	11.8%
Tier 1 capital ratio[3]	11.7%	12.1%
Total capital ratio[3]	13.9%	14.5%

- Accretable loan rate mark came in at $55.4 million versus $35.7 million, driven by favorable rate changes; those same rate moves shifted the subordinated-debt mark from a favorable $3.5 million to a $0.5 million expense
- Preliminary goodwill of $82.1 million is $23.5 million below the $105.6 million modeled, primarily driven by lower ending BHRB stock price at close
- Majority of merger costs have been incurred, with total costs currently not projected to exceed the $52.3 million forecast at announcement
- Full $31.0 million of annualized cost savings has been identified, with phase-in beginning 4Q 2026
- Tangible book value dilution of 7.5% is meaningfully lower than the 10.2% modeled at announcement, with tangible book value per share of $49.29 versus $47.85 forecast
- Stronger capital ratios than modeled

(1) Estimated at December 18, 2025, assuming June 30, 2026, closing date (2) Non-GAAP measure. See the appendix (3) June 30, 2026, amounts are estimated

Burke&Herbert Financial Services Corp.

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10 Income Statement Highlights as of 2Q26 (1) Non-GAAP measure. See the appendix for further information (2) Core noninterest expense excludes merger-related expense • Loans are expected to be between $8.15 billion - $8.30 billion • Deposits are expected to be between $9.05 billion - $9.15 billion • Net interest income (non-FTE) estimated to be between $372 million - $376 million • Noninterest income estimated to be between $53 million - $56 million • Core noninterest expense2 estimated to be between $242 million - $245 million • Provision expense estimated to be $1.6 million - $2.4 million • Effective tax rate estimated to be 20% - 21% • Estimated fully dilutive shares to be 18.5 million – 18.6 million 2Q26 Operating Net Income1 2026 Full Year Expectations June 30, March 31, 2026 2026 3 months ended 3 months ended Net income applicable to common shares $ 9,263 $ 27,124 Addback significant items (tax effected): Merger-related 28,221 1,114 Total significant items 28,221 1,114 Operating net income $ 37,484 $ 28,238 Weighted average dilutive shares 18,499,030 15,131,481 Adjusted diluted EPS 2.03$ 1.87$ Non-interest expense $ 93,506 $ 51,381 Remove significant items: Merger-related1 32,387 1,410 Total significant items 32,387 1,410 Adjusted non-interest expense $ 61,119 $ 49,971

11 Loan Portfolio as of 2Q26 ($ in 000s) Residential $1,605,524 Owner-Occupied CRE $1,152,749 Commercial & Industrial, $840,878 AD&C, $452,638 Consumer $49,589 Commercial Real Estate $3,898,387 Loans, gross $7,999,765 Commercial Real Estate Category $ by Asset Class % by Asset Class Retail Real Estate $875,196 22% Office Bldgs. / Condos 707,851 18% Multi-Family 695,718 18% Industrial / Warehouse 445,472 11% Hotels/Motels 417,232 11% Other 349,993 9% Self-Storage 144,190 4% Child Care Facilities / Schools 101,579 3% Nursing-Assisted Living 88,854 2% Restaurants and Gas Stations 72,302 2% $3,898,387 100% 2Q26 Highlights • Originations of new relationship-based commitments totaled $333 million • The commercial real estate (CRE) portfolio is well-diversified across asset classes: - CRE + AD&C as a percentage of Bank total risk-based capital is estimated at 335% - AD&C as a percentage of Bank total risk-based capital is estimated at 35% • In line with our overall strategy, we are focused on commercial & industrial loan growth and greater portfolio granularity • Approximately 50% of the loan portfolio is fixed rate

12 Security Portfolio as of 2Q26 ($ in 000s) U.S Treasury & Agency, $148,946 Municipal $1,107,768 Agency RMBS, $83,988 Non-Agency RMBS, $372,533 Agency CMBS $72,738 Non-Agency CMBS, $93,347 Asset-Backed $47,017 Other $36,701 AFS Portfolio FV $1,963,038 Category Net Unrealized Losses Amortized Cost WA Yield Municipal $ 49,887 $ 1,157,655 3.33% U.S. Treasury & Agency 9,427 158,373 1.34% Non-Agency RMBS 8,258 380,791 4.31% Agency RMBS 2,731 86,719 4.13% Agency CMBS 1,004 73,742 4.74% Non-Agency CMBS 1,901 95,248 4.70% Asset-Backed 469 47,486 4.75% Other 561 37,262 6.84% $ 74,238 $ 2,037,276 3.61% 2Q26 Highlights • Portfolio duration is approximately 4.42 years • 68% of unrealized losses have a duration of approximately 5.5 years; remainder less than 3.05 years • Unrealized losses are the result of the interest rate environment • AOCI accretion is expected to be approximately 5.6% per quarter assuming a stagnant interest rate environment • Majority of non-agency CMBS and ABS are equity enhanced through structure and credit support • Unrealized losses (net of taxes) impacts book value by $2.84 per common share

13 Funding Sources as of 2Q26 ($ in 000s) Demand (non- interest), $2,058,076 Demand (interest), $2,969,477 Money Market & Savings, $2,204,096 Brokered CDs, $120,677 Time Deposits & Other, $1,615,756 Deposits $8,968,082 Category Average Rate QTD Demand (non-interest bearing) − % Demand (interest bearing) 1.95 % Money Market & Savings 1.95 % Brokered CDs & Time Deposits 3.27 % Total Interest-Bearing Deposits 2.25 % Total Deposits 1.75% 2Q26 Highlights • Loan-to-deposit ratio of 89.2% • Brokered deposits totaled $120.7 million, representing 1.3% of total deposits • Stress tests are performed on liquidity and capital on a quarterly basis • We believe we have ample liquidity to withstand significant stress • Short-term borrowings total $525 million with total unused borrowing capacity of $6.0 billion • Short-term borrowings has an average rate of 3.64% for the quarterApproximately 82% of total deposits are retail oriented

Capital Ratio Trends[1]

Common Equity Tier 1 Ratio


12.8%
13.5%
13.8%
11.8%
3Q25
4Q25
1Q26
2Q26

Total Capital Ratio


15.4%
16.2%
16.5%
14.5%
3Q25
4Q25
1Q26
2Q26

Tier 1 Capital Ratio


13.2%
13.9%
14.2%
12.1%
3Q25
4Q25
1Q26
2Q26

Leverage Ratio


10.7%
10.9%
11.3%
11.1%
3Q25
4Q25
1Q26
2Q26

Capital Management

- We take a forward-looking, disciplined approach to capital management that emphasizes acceptable risk-adjusted returns over the long-term
- Our capital management priorities include
  - Supporting customers
  - Funding business investments
  - Maintaining appropriate capital in light of economic conditions and regulatory expectations
  - Returning excess capital to shareholders
- Modeled stress scenarios include evaluating the impact of deposit shocks, interest rate scenarios, and general balance sheet repositioning
- Stress scenarios result in capital levels well above well-capitalized levels

(1) All 2Q26 capital ratios are estimated.

Burke&Herbert®
Financial Services Corp.

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15 Asset Quality Trends 1.22% 1.26% 1.26% 1.18% 3Q25 4Q25 1Q26 2Q26 Allowance Coverage Ratio 1.6 (0.6) 0.6 6.5 3Q25 4Q25 1Q26 2Q26 NCOs / Average Loans (annualized) in bps 75.92% 91.36% 86.50% 99.12% 3Q25 4Q25 1Q26 2Q26 Allowance for Credit Losses / NPLs 1.60% 1.38% 1.45% 1.19% 3Q25 4Q25 1Q26 2Q26 NPLs / Total Loans Credit Management • Our objective is to maintain a moderate risk profile through the economic cycle • Credit risk management is embedded in our risk culture and in our decision-making processes - Managed through specific policies and processes - Measured and evaluated against our risk appetite and credit concentration limits - Reported, along with specific mitigation activities, to management and the Board of Directors through our governance structure • Loan reviews include ongoing monitoring procedures that involve additional stress testing of interest rate movements and collateral performance

16 Final Thoughts • Our business model is built on customer service and is designed to consistently deliver top quartile returns relative to our peers • Our approach is concentrated on growing and deepening relationships across our businesses that meet our risk/return measures • We are focused on our strategic priorities which are designed to enhance value over the long term - Being a trusted advisor to our customers - Delivering our full suite of products and services - Profitably expanding our geographic footprint • We take the long-view and maintain a moderate risk profile through the economic cycle

17 Appendix: Income Statement and Per Share Information Income Statement ($ in 000s) June 30, March 31, Dec. 31, Sept. 30, June 30, 2026 2026 2025 2025 2025 Per common share information Basic earnings $ 0.50 $ 1.80 $ 2.00 $ 1.98 $ 1.98 Diluted earnings 0.50 1.79 1.98 1.97 1.97 Cash dividends 0.55 0.55 0.55 0.55 0.55 Book value 59.16 56.77 56.18 54.02 51.28 Tangible book value 49.29 51.83 51.13 48.72 45.73 Interest income $ 136,987 $ 105,456 $ 111,140 $ 111,209 $ 111,858 Interest expense 43,939 33,613 36,218 37,439 37,625 Noninterest income 13,849 12,853 11,625 11,585 12,877 Total revenue (non-GAAP) 106,897 84,696 86,547 85,355 87,110 Noninterest expense 93,506 51,381 48,500 48,092 49,305 Pretax, pre-provision earnings (non-GAAP) 13,391 33,315 38,047 37,263 37,805 Provision for (recapture of) credit loss 1,379 12 136 262 624 Income (loss) before income taxes 12,012 33,303 37,911 37,001 37,181 Income tax expense (benefit) 2,524 5,954 7,667 7,037 7,284 Net income (loss) 9,488 27,349 30,244 29,964 29,897 Preferred stock dividends 225 225 225 225 225 Net income (loss) applicable to common shares $ 9,263 $ 27,124 $ 30,019 $ 29,739 $ 29,672

Appendix: Balance Sheet Trends

Balance Sheet (at period end), $ in 000s		June 30, 2026		March 31, 2026		Dec. 31, 2025		Sept. 30, 2025		June 30, 2025
Assets	$	10,992,498	$	7,927,711	$	7,920,626	$	7,889,037	$	8,053,084
Average interest-earning assets		9,198,632		7,279,297		7,363,743		7,308,536		7,248,238
Loans (gross)		7,999,765		5,404,667		5,387,676		5,559,479		5,590,457
Loans (net)		7,905,295		5,336,712		5,319,853		5,491,875		5,523,201
Securities, available-for-sale, at fair value		1,963,038		1,826,037		1,615,954		1,598,407		1,522,611
Intangible assets		80,754		38,063		41,747		45,431		49,114
Goodwill		118,345		36,253		34,149		34,149		34,149
Non-interest bearing deposits		2,058,076		1,367,050		1,336,380		1,358,250		1,363,617
Interest-bearing deposits		6,910,006		4,965,215		5,067,561		5,053,802		5,027,357
Deposits, total		8,968,082		6,332,265		6,403,941		6,412,052		6,390,974
Brokered deposits		120,677		3,431		64,410		124,386		132,098
Uninsured deposits		3,157,531		2,060,145		2,057,873		2,022,739		1,963,566
Short-term borrowings		525,000		525,000		450,000		450,000		650,000
Subordinated debt, net		152,183		88,841		87,490		86,110		114,692
Unused borrowing capacity		5,971,283		4,683,943		4,556,923		4,153,137		4,075,313
Total equity		1,203,377		864,504		854,649		822,231		780,018
Total common equity		1,192,964		854,091		844,236		811,818		769,605
Accumulated other comprehensive income (loss)		(58,445)		(69,002)		(58,960)		(68,454)		(87,854)

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19 Appendix: Notes on Non-GAAP Financial Measures Total Common Equity, Tangible Book Value, & Tangible Assets: Tangible common equity measures are capital adequacy metrics that may be meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive income/(loss) in stockholders' equity. June 30, March 31, Dec. 31, Sept. 30, June 30, 2026 2026 2025 2025 2025 Common Shareholders’ Equity $ 1,192,964 $ 854,091 $ 844,236 $ 811,818 $ 769,605 Less: Goodwill and intangible assets, net 199,099 74,316 75,896 79,580 83,263 Tangible common equity (non- GAAP) 993,865 779,775 768,340 732,238 686,342 Shares outstanding at end of period 20,165,171 15,045,941 15,028,524 15,028,524 15,007,712 Tangible book value per common share $ 49.29 $ 51.83 $ 51.13 $ 48.72 $ 45.73 Total Assets 10,992,498 7,927,711 7,920,626 7,889,037 8,053,084 Less: Goodwill and Intangible assets, net 199,099 74,316 75,896 79,580 83,263 Tangible assets (non-GAAP) $ 10,793,399 $ 7,853,395 $ 7,844,730 $ 7,809,457 $ 7,969,821

20 Appendix: Notes on Non-GAAP Financial Measures Total Revenue: Total revenue is a non-GAAP measure and is derived from total interest income less total interest expense plus total non-interest income. We believe that total revenue is a useful tool to determine how the Company is managing its business and demonstrates how stable our revenue sources are from period to period. June 30, March 31, Dec. 31, Sept. 30, June 30, 2026 2026 2025 2025 2025 Interest income $ 136,987 $ 105,456 $ 111,140 $ 111,209 $ 111,858 Interest expense 43,939 33,613 36,218 37,439 37,625 Non-interest income 13,849 12,853 11,625 11,585 12,877 Total revenue (non-GAAP) $ 106,897 $ 84,696 $ 86,547 $ 85,355 $ 87,110

21 Appendix: Notes on Non-GAAP Financial Measures Net Interest Margin: The interest income earned on certain earning assets is completely or partially exempt from federal income tax. As such, these tax-exempt instruments typically yield lower returns than taxable investments. To provide more meaningful comparisons of net interest income, we use net interest income on a fully taxable-equivalent (FTE) basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. FTE net interest income is calculated by adding the tax benefit on certain financial interest earning assets, whose interest is tax-exempt, to total interest income then subtracting total interest expense. Management believes FTE net interest income is a standard practice in the banking industry, and when net interest income is adjusted on an FTE basis, yields on taxable, nontaxable, and partially taxable assets are comparable; however, the adjustment to an FTE basis has no impact on net income and this adjustment is not permitted under GAAP. FTE net interest income is only used for calculating FTE net interest margin, which is calculated by annualizing FTE net interest income and then dividing by the average earning assets. June 30, March 31, Dec. 31, Sept. 30, June 30, 2026 2026 2025 2025 2025 Net interest income $ 93,048 $ 71,843 $ 74,922 $ 73,770 $ 74,233 Taxable-equivalent adjustments 2,036 1,628 1,420 1,305 1,059 Net interest income (Fully Taxable-Equivalent - FTE) $ 95,084 $ 73,471 $ 76,342 $ 75,075 $ 75,292 Average interest-earning assets $ 9,198,632 $ 7,279,297 $ 7,363,743 $ 7,308,536 $ 7,248,238 Net interest margin (non-GAAP) 4.15% 4.09% 4.11% 4.08% 4.17%

22 Appendix: Notes on Non-GAAP Financial Measures Return and Adjusted Return on Average Tangible Common Equity and Average Assets: In management’s view, adjusted return on average common equity, return on average tangible common equity, adjusted return on average tangible common equity, and adjusted return on average assets are performance metrics that may be meaningful to the Company, as well as analysts and investors, in evaluating the Company’s profitability and efficiency in deploying capital and assets and in facilitating comparisons with peers. These non-GAAP measures provide additional insight into the Company’s underlying operating performance by focusing on returns generated from common equity, tangible common equity, and total assets, as applicable. The adjusted measures exclude the after-tax effect of one-time merger-related expenses, which management believes enhances period-to-period comparability and provides a more representative view of the Company’s ongoing earnings performance. Return on average tangible common equity measures further isolate performance attributable to tangible capital by excluding the impact of intangible assets, while return on average assets reflects the Company’s effectiveness in generating earnings from its overall asset base. Management believes these measures, when considered together and alongside GAAP results, provide useful supplemental information for assessing profitability, capital efficiency, and operating trends. (TABLE CONTINUTED ON NEXT SLIDE)

23 Appendix: Notes on Non-GAAP Financial Measures June 30, March 31, Dec. 31, Sept. 30, June 30, 2026 2026 2025 2025 2025 Average common shareholders' equity $ 1,053,502 $ 861,274 $ 832,411 $ 782,577 $ 757,354 Average goodwill and other intangibles (159,202) (76,923) (79,338) (83,079) (85,562) Average deferred tax liabilities on goodwill and other intangibles 19,635 8,602 9,382 9,787 10,567 Average tangible common equity (non-GAAP) $ 913,935 $ 792,953 $ 762,455 $ 709,285 $ 682,359 Average total assets $ 10,010,483 $ 7,913,098 $ 7,979,528 $ 7,890,929 $ 7,864,185 Average goodwill and other intangibles (159,202) (76,923) (79,338) (83,079) (85,562) Average deferred tax liabilities on goodwill and other intangibles 19,635 8,602 9,382 9,787 10,567 Average tangible total assets (non-GAAP) $ 9,870,916 $ 7,844,777 $ 7,909,572 $ 7,817,637 $ 7,789,190 Net income applicable to common shareholders $ 9,263 $ 27,124 $ 30,019 $ 29,739 $ 29,672 Operating net income applicable to common shareholders (non- GAAP) $ 37,484 $ 28,238 $ 30,019 $ 29,739 $ 29,672 Annualized return on average common equity 3.53% 1.28% 14.31% 15.08% 15.71% Annualized adjusted return on average common equity (non-GAAP) 14.27 13.30 14.31 15.08 15.71 Annualized return on average tangible common equity (non-GAAP) 4.07 13.87 15.62 16.63 17.44 Annualized adjusted return on average tangible common equity 16.45 14.44 15.62 16.63 17.44 Annualized return on average assets 0.37 1.39 1.49 1.50 1.51 Annualized adjusted return on average assets (non-GAAP) 1.50 1.45 1.49 1.50 1.51

24 Appendix: Notes on Non-GAAP Financial Measures Operating net income, adjusted diluted EPS, and adjusted non-interest expense: Operating net income is a non-GAAP measure that is derived from net income adjusted for significant items. The Company believes that operating net income is useful in periods with certain significant items such as merger-related expenses. The operating net income is more reflective of management’s ability to grow the business and manage expenses. Adjusted non-interest expense also removes these significant items, such as merger-related expenses. Management believes it represents a more normalized non-interest expense total for periods with identified significant items. June 30, March 31, Dec. 31, Sept. 30, June 30, 2026 2026 2025 2025 2025 Net income applicable to common shares $ 9,263 $ 27,124 $ 30,019 $ 29,739 $ 29,672 Add back significant items (tax effected): Merger-related 28,221 1,114 - - - Total significant items 28,221 1,114 - - - Operating net income $ 37,484 $ 28,238 $ 30,019 $ 29,739 $ 29,672 Weighted average dilutive shares 18,499,030 15,131,481 15,139,792 15,112,413 15,023,807 Adjusted diluted EPS $ 2.03 $ 1.87 $ 1.98 $ 1.97 $ 1.97 Non-interest expense $ 93,506 $ 51,381 $ 48,500 $ 48,092 $ 49,305 Remove significant items: Merger-related 32,387 1,410 - - - Total significant items 32,387 1,410 - - - Adjusted non-interest expense $ 61,119 $ 49,971 $ 48,500 $ 48,092 $ 49,305